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CIGPF I Corp. 388 Greenwich Street New York, New York 10013

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of sustainable home improvement loans in conjunction with the proposed offering of GoodLeap Sustainable Home Solutions Trust 2023-4, Sustainable Home Improvement Loan Backed Notes, Series 2023-4 (the “Transaction”). CIGPF I Corp. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File.  Additionally, Citigroup Global Markets Inc. (“Citigroup”), Goldman Sachs & Co. LLC, ATLAS SP Securities, a division of Apollo Global Securities, LLC, ATLAS SP Partners, L.P., BofA Securities, Inc. and Barclays Capital Inc. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 9, 2023, representatives of Citigroup, on behalf of the Company, provided us with a sustainable home improvement loan listing with respect to 7,650 sustainable home improvement loans (the “Sustainable Home Improvement Loan Listing”).  At the Company’s instruction, we randomly selected 200 sustainable home improvement loans from the Sustainable Home Improvement Loan Listing (the “Sample Assets”)

Further, on October 10, 2023, representatives of GoodLeap, LLC (“GoodLeap”), on behalf of the Company, provided us with a computer-generated sustainable home improvement loan data file and related record layout containing data, as represented to us by GoodLeap, on behalf of the Company, as of the close of business on September 30, 2023, with respect to each of the 7,650 sustainable home improvement loans set forth on the Sustainable Home Improvement Loan Listing  (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the sustainable home improvement loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1. Contract ID (for informational purposes only)
2. State of contract
3. City
4. Zip code
5. Payment frequency
6. Rate*
7. Original term (months) (origination)
8. Original loan amount
9. First payment due date
10. Last payment due date
11. Issuer originated asset (Y/N)
12. Re-amortized monthly payment
13. Target balance date
14. System size (kW)**
15. Contracted generation guaranteed (%)

16. Current monthly payment
17. ACH Payment (Y/N)
18. In-service date (PTO Date)
19. FICO score
20. Installer name
21. Solar panel manufacturer
22. Inverter manufacturer
23. Battery manufacturer
24. Current loan balance
25. Remaining term of contract (months)
26. Number of days past due
27. UCC filing status
28. ITC amount
29. # of months since PTO
30. Remaining term to target balance date (months)

*For Sample Assets not currently in a “promotional period” (as set forth on the Welcome Letter) as of the close of business on September 30, 2023.
**For Sample Assets with an “origination date” (as set forth on the Statistical Data File) on or after January 1, 2019.

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 13. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 14. and 15. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 16. through 27. to the corresponding information set forth on or derived from electronic data files from GoodLeap’s loan systems, delivered by GoodLeap, on behalf of the Company, as of September 30, 2023 (collectively, the “System File”).
With respect to our comparison of Characteristic 28., we recomputed the ITC amount by multiplying (i) the original loan amount by (ii) "ITC percentage" as set forth on the System File.  We compared such recomputed information to the corresponding information set forth on the  Statistical Data File.

With respect to our comparison of Characteristic 29., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) September 30, 2023.  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 30., we recomputed the remaining term to target balance date (months) as the number of months between (i) September 30, 2023 and (ii) the target balance date (as set forth on the Welcome Letter).  We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 3., for the Sample Assets indicated in Appendix A, we observed a difference with respect to the city set forth on the Statistical Data File when compared to the city set forth on the Loan Agreement. For these Sample Assets, we were instructed to perform an additional procedure and compare the city set forth on the Statistical Data File to the city set forth on the Welcome Letter;

•
with respect to our comparison of Characteristic 8., for Sample Assets with an “origination date” (as set forth on the Statistical Data File) on or after January 1, 2019, differences of $0.01 or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 9., for the Sample Asset indicated in Appendix B, we observed a difference with respect to the first payment due date set forth on the Statistical Data File when compared to the first payment due date set forth on the Welcome Letter. For this Sample Asset, we were instructed to perform an additional procedure and compare the first payment due date set forth on the Statistical Data File to the first payment due date set forth on screen shots from GoodLeap’s servicing system (the “Servicing System Screen Shots”);

•
with respect to our comparison of Characteristic 10., for the Sample Assets indicated in Appendix C, we observed a difference with respect to the last payment due date set forth on the Statistical Data File when compared to the last payment due date set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the last payment due date set forth on the Statistical Data File to the last payment due date set forth on the Servicing System Screen Shots;

•
with respect to our comparison of Characteristic 12., for the Sample Assets indicated in Appendix D, we observed a difference with respect to the re-amortized monthly payment set forth on the Statistical Data File when compared to the re-amortized monthly payment set forth on the Welcome Letter. For these Sample Assets, we were instructed to perform an additional procedure and compare the re-amortized monthly payment set forth on the Statistical Data File to the re-amortized monthly payment set forth on the Servicing System Screen Shots;

•	with respect to our comparison of Characteristic 13., differences of one day or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 14., differences of 0.01 kW or less are deemed to be “in agreement.”  Further, for the Sample Asset indicated in Appendix E, we observed a difference with respect to the system size set forth on the Statistical Data File when compared to the system size set forth on the Purchase Agreement. For this Sample Asset, we were instructed to perform an additional procedure and compare the system size set forth on the Statistical Data File to the system size set forth on the Servicing System Screen Shots; and

•	with respect to our comparison of Characteristics 29. and 30., differences of one month or less are deemed to be “in agreement.”

The sustainable home improvement loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of GoodLeap, on behalf of the Company, and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix F.  Supplemental information is contained on Appendix G.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the sustainable home improvement loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the sustainable home improvement loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 1, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 3. for the following Sample Assets:

23-02-143753
23-08-140632

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Asset:

23-07-152930

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Assets:

22-05-083571
22-06-119555
22-07-098128
22-11-122253
23-07-152930
23-09-132581

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 12. for the following Sample Assets:

22-11-122253
22-02-095306

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 14. for the following Sample Asset:

23-07-152930

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix F to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in first payment due date.
2	Three differences in contracted generation guarantee (%).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix G to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 1, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix F
Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Asset Documents

1	23-01-141676	First payment due date	08/30/2023	09/01/2023
2	23-04-147241	Contracted generation guaranteed (%)	0%	90%
2	23-13-135568	Contracted generation guaranteed (%)	0%	90%
2	23-14-161604	Contracted generation guaranteed (%)	0%	90%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.